================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                                  MARCH 2, 2004
               (Date of Report (Date of Earliest Event Reported))

                        MUNICIPAL MORTGAGE & EQUITY, LLC
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                011-11981                     52-1449733
(State or Other Jurisdiction     (Commission                  (IRS Employer
      of Incorporation)          File Number)             Identification Number)

    621 EAST PRATT STREET, SUITE 300                                   21202
           BALTIMORE, MARYLAND                                       (Zip Code)
(Address of Principal Executive Offices)

                                 (443) 263-2900
              (Registrant's Telephone Number, Including Area Code)

================================================================================

ITEM 5. OTHER EVENTS.

         On March 2, 2004, Municipal Mortgage & Equity, LLC (the "Registrant") announced the pricing of an underwritten offering of 1,950,000 common shares and that the Registrant had granted the underwriters an overallotment option of up to 195,000 additional shares (the "Offering"). Reference is made to the press release, dated March 2, 2004, annexed hereto as Exhibit 99.1, for further information regarding the Offering.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits.

Exhibit No.                       Description of Document
-----------                       -----------------------
    1.1      Purchase Agreement, dated March 2, 2004, among the Registrant and the several Underwriters named therein

    5.1 Opinion of Clifford Chance US LLP as to legality of common shares to be issued pursuant to the Purchase Agreement

    8.1 Opinion of Clifford Chance US LLP as to certain tax matters contained in the Prospectus Supplement of the Registrant dated
             March 2, 2004

    23.1 Consent of Clifford Chance US LLP (contained in the opinion filed as Exhibit 5.1)

    23.2 Consent of Clifford Chance US LLP (contained in the opinion filed as Exhibit 8.1)

    99.1 Press release, dated March 2, 2004, announcing the pricing of the Offering

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                MUNICIPAL MORTGAGE & EQUITY, LLC

Date: March 2, 2004             By: /s/William S. Harrison
                                    ------------------------------------
                                    William S. Harrison
                                    Executive Vice President and Chief Financial
                                       Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description of Document
-----------                        -----------------------
   1.1           Purchase Agreement, dated March 2, 2004, among the Registrant and the several Underwriters named therein

   5.1 Opinion of Clifford Chance US LLP as to legality of common shares to be issued pursuant to the Purchase Agreement

   8.1 Opinion of Clifford Chance US LLP as to certain tax matters contained in the Prospectus Supplement of the Registrant dated
                 March 2, 2004

  23.1 Consent of Clifford Chance US LLP (contained in the opinion filed as Exhibit 5.1)

  23.2 Consent of Clifford Chance US LLP (contained in the opinion filed as Exhibit 8.1)

  99.1 Press release, dated March 2, 2004, announcing the pricing of the Offering